SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section240.14a-12

Cyalume Technologies Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CYALUME TECHNOLOGIES HOLDINGS, INC.
96 Windsor Street
West Springfield, Massachusetts 01089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 18, 2009

To the Stockholders of
Cyalume Technologies Holdings, Inc.

Notice is hereby given that the Annual Meeting of the Stockholders of Cyalume Technologies Holdings, Inc. (the “Company”) will be held on June 18, 2009 at 9:00 a.m. local time at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154. The meeting is called for the following purpose:

1.	To elect a board of eleven directors;
2.	To approve the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan, as amended;
3.	To ratify the appointment of CCR LLP as the independent auditors of the Company for the fiscal year ending December 31, 2008; and
4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on April 28, 2009 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the 10-day period preceding the meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience. You may obtain directions to the meeting by calling our offices at (888) 858-7881. This Proxy Statement, a form of proxy and our most recent Annual Report are available to view online at the following internet address: http://investor.cyalume.com/annual-proxy.cfm.

By Order of the Board of Directors,

Derek Dunaway
President, Chief Executive Officer

Dated: April 30, 2009

CYALUME TECHNOLOGIES HOLDINGS, INC.
96 Windsor Street
West Springfield, Massachusetts 01089

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cyalume Technologies Holdings, Inc. (the “Company,” “Cyalume,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 on June 18, 2009, at 9:00 a.m. local time and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption “Election of Directors.”

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s stockholders is May 11, 2009.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting and cancel any proxy previously given.

VOTING SECURITIES

Only holders of shares of common stock, $.001 par value per share (the “Shares”), of record at the close of business on April 28, 2009 are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 15,306,420 Shares. For purposes of voting at the meeting, each Share is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan, as well as to ratify the appointment of CCR LLP, independent certified public accountants, as our independent auditors. Any Shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes. Abstaining from voting on the ratification of the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan or the ratification of CCR LLP are equivalent to a vote against such proposals, but broker non-votes do not affect the outcomes of the votes on such proposals. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

COMPANY OVERVIEW

Background and History of Cyalume and CTI

Cyalume Technologies Holdings, Inc. is a holding company whose primary business operations are conducted through its wholly-owned subsidiary Cyalume Technologies, Inc. We refer to Cyalume Technologies, Inc. as “CTI”; which includes its wholly-owned French subsidiary, Cyalume Technologies, S.A. (“CTSA”).

Cyalume was incorporated in Delaware on July 19, 2005 under the name Vector Intersect Security Acquisition Corp. (“Vector”). On December 19, 2008, Vector acquired all of the outstanding securities of CTI from GMS Acquisition Partners Holdings, LLC, through Vector’s wholly-owned subsidiary, Cyalume Acquisition Corp., resulting in CTI becoming a wholly-owned indirect subsidiary of Vector. Promptly after the acquisition of CTI, Vector changed its name to Cyalume Technologies Holdings, Inc. and Cyalume Acquisition Corp. was merged with and into CTI, a transaction that resulted in CTI becoming a direct, wholly-owned subsidiary of Cyalume Technologies Holdings, Inc.

Prior to the acquisition of CTI, Cyalume had no operating business.

CTI is a Delaware corporation with headquarters located in West Springfield, MA. CTI has one subsidiary, CTSA, located in Aix-en-Provence, France.

Cyalume primarily produces products based on a technology whereby light is generated through a chemical reaction, known as chemiluminescence. The base product is known as a “light stick” and is typically 6 inches in length. A light stick is a translucent flexible plastic tube that is partly filled with one chemical ingredient and also with a glass container (“ampoule”) that contains a complementary reactive chemical. When the tube is bent enough to break the glass ampoule, the chemicals contained within the plastic tube mix and light is generated. In addition, Cyalume also produces reflective (patches) and reflective plus photoluminescent (fire tape) products, some of which incorporate infrared light technology.

Chemiluminescent products come in varying shapes and sizes and provide light in different colors, intensity and duration. Light sticks come in lengths ranging from 1.5 inches to 15 inches. Durations for specified light output range from 5 minutes to 24 hours. In addition to light sticks, products include flat disks employing a translucent aluminum pouch instead of an ampoule. These products also come in different sizes and with adhesive backings (“Tac-Glow”). Colors emitted include red, blue, white, yellow, green and orange. Additionally, both light sticks and Tac Glow products can be produced to emit infrared light. Reflective products include patches that can reflect white light or infrared, and safety belts. Products are manufactured at both the West Springfield and Aix-en-Provence locations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of April 28, 2009, certain information as to the stock ownership of (i) each person known by the Company to own beneficially more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers, and (iv) the Company’s executive officers and directors as a group. Except otherwise set forth in the notes to the table, the business address of each shareholder is c/o the Company, 96 Windsor Street, West Springfield, Massachusetts 01089. Information provided as to 5% shareholders other than our employees or management is based solely on forms 13D or 13G filed with the Securities and Exchange Commission and subsequent issuances by the Company.

Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

The applicable percentage of ownership is based on 15,306,420 shares outstanding as of April 28, 2009.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Common Stock
Yaron Eitan(2)	1,173,540	7.67
Winston J. Churchill(3)	1,737,190	11.36
Derek Dunaway(4)	299,000	1.96
Michael Bielonko	43,373	*
Marc L. Abramowitz	93,750	*
Archie Clemins	101,250	*
Joseph T. Gorman	101,250	*
Thomas G. Rebar(5)	540,406	3.53
Doron Cohen	7,500	*
Yair Shamir(6)	901,366	5.89
General (Ret.) Jack Keane	7,500	*
Frank Kline(7)	2,328,316	15.22
Jason Epstein(8)	7,500	*
Daniel Gaspar(9)	7,500	*
Kline Hawkes Pacific Advisors, LLC(7)	2,320,816	15.18
Cova Small Cap Holdings, LLC(8)	4,326,721	28.30
Wellington Management Company, LLP(10)	1,298,500	8.49
Stanford Financial Group, Ltd.(11)	1,018,230	4.88
All directors and executive officers as a group and their affiliates	6,368,375	41.61

*	Less than 1%.
(1)	The business address of each of our officers and directors is 96 Windsor Street, West Springfield, Massachusetts 01089.
(2)	Consists of (i) 633,134 shares of common stock held directly, (ii) options to purchase 7,500 shares of common stock held directly and (iii) 532,906 shares of common stock held by SCP Private Equity Management Company, LLC. Yaron Eitan, Winston Churchill, Thomas G. Rebar and Wayne B. Weisman are joint and equal owners of SCP Private Equity Management Company, LLC, each with equivalent rights as a member therein and each with a pecuniary interest in only 25% of such shares. The business address of SCP Private Equity Management Company, LLC is 1200 Liberty Ridge Drive, Suite 300, Wayne, PA 19087.

(3)	Consists of (i) 1,196,784 shares of common stock held directly, (ii) options to purchase 7,500 shares of common stock held directly and (iii) 532,906 shares of common stock held by SCP Private Equity Management Company, LLC. Yaron Eitan, Winston Churchill, Thomas G. Rebar and Wayne B. Weisman are joint and equal owners of SCP Private Equity Management Company, LLC, each with equivalent rights as a member therein and each with a pecuniary interest in only 25% of such shares and warrants.
(4)	Consists of: (i) 99,000 shares of common stock, of which 50,000 shares vest in three equal installments beginning March 3, 2010, subject to the Company’s achievement of certain performance objectives determined by the Company’s Board of Directors, and (ii) an option to purchase 200,000 shares of common stock, which such option vests in three equal installments beginning March 3, 2010.
(5)	Consists of (i) options to purchase 7,500 shares of common stock held directly and (ii) 532,906 shares of common stock held of record by SCP Private Equity Management Company, LLC. Mr. Rebar shares voting and dispositive power over the warrants and shares of common stock held by SCP Private Equity Management Company, LLC and has a pecuniary interest in only 25% of such shares and warrants.
(6)	Consists of (i) options to purchase 7,500 shares of common stock held directly, (ii) 775,116 shares of common stock owned by Catalyst Private Equity Partners (Israel) II LP, over which Yair Shamir has voting and dispositive power, and (iii) 118,750 warrants to purchase shares of common stock owned by Catalyst Private Equity Partners (Israel) II LP, over which Yair Shamir has voting and dispositive power.
(7)	Based on information contained in a Schedule 13D/A filed by Frank R. Kline (“Mr. Kline”), Kline Hawkes Pacific Advisors LLC (“KH Advisors”), Kline Hawkes Pacific L.P. and Kline Hawkes Pacific Friends Fund LLC on January 22, 2009, as well as subsequent issuances by the Company. Mr. Kline directly holds an option to purchase 7,500 shares of the Company’s common stock. As managing member of KH Advisors, Mr. Kline has voting and dispositive power over its 2,320,816 shares of common stock. Mr. Kline and KH Advisors may be deemed to own an aggregate of 7,955,815 shares of common stock by virtue of their having entered into in an Investors Rights Agreement with GMS Acquisition Partners Holdings, LLC, an entity controlled by Cova Small Cap Holdings, LLC.
(8)	Based on information contained in a Schedule 13D/A filed by GMS Acquisition partners Holdings, LLC, Cova Small Cap Holdings, LLC (“Cova”), Jason Epstein, Andrew Intrater, Renova US Holdings Ltd, Columbus Nova Investments IV Ltd, CN Special Opportunity Fund Ltd. and CN Credit Opportunities Fund 2007-1 Ltd on January 20, 2009, as well as subsequent issuances by the Company. Mr. Epstein directly holds an option to purchase 7,500 shares of the Company’s Common Stock, however, pursuant to a privately negotiated agreement with Cova, Mr. Epstein has agreed to transfer ownership of all common stock underlying the stock option to Cova upon exercise of the stock option. Cova is an affiliate of Renova U.S. Management LLC, in which Mr. Epstein serves as a Manager and participates in a profit sharing plan. Mr. Epstein disclaims beneficial ownership over the 4,326,721 shares of common stock held of record by Cova. Cova may be deemed to own an aggregate of 7,955,815 shares of common stock by virtue of their having entered into in an Investors Rights Agreement with GMS Acquisition Partners Holdings, LLC, an entity controlled by Cova. Andrew Intrater has voting and dispositive power over the shares of common stock held by Cova. Cova’s business address is Citigroup Center, 153 E. 53rd St., 58th Floor, New York, NY 10022.
(9)	Includes a stock option to purchase 7,500 shares of common stock held of record by Mr. Gaspar, however, pursuant to a privately negotiated agreement with Cova, Mr. Gaspar has agreed to transfer ownership of all common stock underlying the stock option to Cova upon exercise of the stock option. Cova is an affiliate of CNPE Management LLC, in which Mr. Gaspar serves as a Vice President and participates in a profit sharing plan. Mr. Gaspar disclaims beneficial ownership over the 4,326,721 shares of common stock held of record by Cova.
(10)	Based on information contained in a Schedule 13G filed by Wellington Management Company, LLP on April 13, 2009. Consists of warrants to purchase up to 1,298,500 shares of Cyalume’s common stock that are owned of record by clients of Wellington Management. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities. The business address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109.
(11)	Based on information contained in a Schedule 13G filed by Stanford Financial Group Ltd. on October 6, 2008. Includes warrants to purchase up to 498,230 shares of Cyalume’s common stock which became exercisable upon Cyalume’s acquisition of CTI. James M. Davis has voting and dispositive power over the shares of Cyalume’s common stock owned by Stanford Financial Group. The business address of Stanford Financial Group Ltd. is No. 11 Pavilion Drive, St. John’s, Antigua — Barbuda, West Indies.

Executive Officers

The following sets forth the names and ages of our executive officers, their respective positions and offices, and their respective principal occupations or brief employment history.

Name	Age	Office
Derek Dunaway	38	President and Chief Executive Officer
Michael Bielonko	56	Chief Financial Officer & Secretary
Edgar (Earl) Cranor	50	Vice-President – Technology – CTI
Thomas McCarthy	51	Vice-President – Government & Military Divisions – CTI
Tomas Ogas	52	Vice-President – Operations – CTI

Derek Dunaway has been our President and Chief Executive Officer since December 19, 2008. He was a consultant to Cyalume from May 2007 until he became the President and Chief Executive Officer of CTI on February 29, 2008. Mr. Dunaway came to Cyalume from WNL Associates, where he was a digital media industry consultant involved in due diligence, strategic consulting and fund raising, from 2006 to 2008. Prior to that, from 2000 to 2006, he was the CEO and President of Techonline, a provider of online education and online media services to the electronics industry, of which SCP Partners and Selway Partners were majority stockholders (Techonline was considered to be a portfolio company of both Selway and SCP). In 2000 he was the Vice President of Business Development for Selway Partners. Mr. Dunaway holds an M.B.A. from the Wharton School of Business of the University of Pennsylvania.

Michael Bielonko has been Chief Financial Officer and Secretary of Cyalume since December 19, 2008 and Chief Financial Officer and Secretary of CTI since January 23, 2006. From 2005 until he joined CTI, he was employed as the Chief Financial Officer of CTM Group, Inc., a New Hampshire based company servicing equipment in malls and at tourist sites. From September 1999 until December 2004, Mr. Bielonko served as the Chief Financial Officer of Omni Facility Services, a New York City based provider of facility maintenance services. Mr. Bielonko served as a Director of Omni Facility Services Canada, Ltd., a Toronto based facility maintenance company from May 2006 to June 2008. Mr. Bielonko has a B.S. and an M.B.A. from the University of Connecticut.

Edgar (Earl) Cranor has been the Vice President – Technology of CTI since January 23, 2006. Previously, he was employed by CTI in a variety of positions, including serving as the Vice President of Research and Development. Mr. Cranor joined CTI in 1993 with the acquisition of the Chemical Light Division of American Cyanamid, where he had served as Director of Operations. Mr. Cranor has a B.S. in Chemical Engineering from Auburn University. He is responsible for nearly all of CTI’s current patents.

Thomas McCarthy has been the Vice President – Government & Military Division of CTI since 1998. Mr. McCarthy joined CTI upon his retirement from the military. Mr. McCarthy is a Lieutenant Colonel (retired) with 20 years distinguished service in the U.S. Army. His last position was as Battalion Commander. Mr. McCarthy has a B.A. in International Relations from Cornell University and an M.S. in Business Administration from Boston University.

Tomas Ogas has been the Vice President – Operations of CTI since May 1, 2007. From 1979 to 2007, Mr. Ogas was employed by Pitney Bowes, Inc., where he served as a director of operations for Latin America.

The Board and Board Committees

Board of Directors. During the fiscal year ended December 31, 2008, the Board of Directors met once and took action by written consent on three occasions. All of the directors participated in the board meeting. Each director is expected to participate, either in person or via teleconference, in meetings of our Board of Directors and meetings of committees of our Board of Directors in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. We do not have a written policy with regard to directors’ attendance at annual meetings of stockholders; however, all directors are encouraged to attend the annual meeting. The Board of Directors has determined that Messrs. Eitan, Churchill, Rebar, Cohen, Gorman, Clemins, Epstein, Kline, Gaspar, Shamir and Keane are each independent directors as defined in Rule 4200 of the Nasdaq Marketplace Rules and applicable Securities and Exchange Commission (“SEC”) regulations.

As of December 31, 2008, we did not have an audit committee, governance committee or compensation committee and therefore, the entire Board of Directors performed those functions for us. In January 2009, the Board formed an executive committee, audit committee, compensation committee, nominating committee and military advisory committee.

Nominating Committee. On January 13, 2009, the Board of Directors formed a Nominating Committee and elected the following members to serve on this committee: Winston Churchill (Chairman), Doron Cohen and Jason Epstein, each of whom is independent as defined in Rule 4200 of the Nasdaq Marketplace Rules. The Board of Directors adopted a charter for the Nominating and Governance Committee on that date. The charter is available to security holders on our website, www.cyalume.com.

The Nominating Committee will consider director candidates recommended by security holders. Potential nominees to the Nominating Committee are required to have such experience in business or financial matters as would make such nominee an asset to the Nominating Committee and may, under certain circumstances, be required to be “independent”, as such term is defined in the Nasdaq Stock Exchange Rules and applicable Securities and Exchange Commission (“SEC”) regulations. Security holders wishing to submit the name of a person as a potential nominee to the Nominating Committee must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee, c/o Cyalume Technologies Holdings, Inc., 96 Windsor Street, West Springfield, Massachusetts 01089. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Nominating Committee, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

Audit Committee. On January 13, 2009, the Board of Directors formed an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and elected the following members to serve on this committee: Thomas Rebar (Chairman), Yair Shamir, Joseph Gorman and Daniel Gaspar. The Board of Directors has determined that Thomas Rebar is an “audit committee financial expert”. The Board of Directors has determined that each of the members of the Audit Committee are independent as defined in Rule 4350(d) of the Nasdaq Marketplace Rules. The Audit Committee assists the Board of Directors by overseeing the performance of the independent auditors and the quality and integrity of Cyalume’s internal accounting, auditing and financial reporting practices. The Audit Committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating, the independent auditors, annually reviews the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approves audit and non-audit services to be performed by the auditors and related fees. The Audit Committee adopted a written charter on January 13, 2009, to set forth the responsibilities, authority and specific duties of the Audit Committee. The Audit Committee charter is available on our website, www.cyalume.com.

Compensation Committee. On January 13, 2009, the Board of Directors formed a Compensation Committee and elected the following members to serve on the Compensation Committee: Yaron Eitan, Admiral Archie Clemins and Frank Kline, each of whom is independent as defined in Rule 4200 of the Nasdaq Marketplace Rules. The Compensation Committee adopted a written charter on that date. The charter is available to security holders on our website, www.cyalume.com. The charter sets forth responsibilities, authority and specific duties of the Compensation Committee. The Compensation Committee reviews and recommends to the board the compensation for the CEO and non-employee directors of our Company, and reviews the CEO’s compensation recommendations for all other corporate officers. It also reviews the general policy relating to compensation and benefits for all employees. The Compensation Committee has been designated by the Board of Directors to administer the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan.

Military Advisory Committee. On January 13, 2009, the Board of Directors formed a Military Advisory Committee and elected the following members to serve on this committee: General Jack Keane, Admiral Archie Clemins, Yair Shamir and Yaron Eitan. The Military Advisory Committee provides strategic guidance and advice on matters relating to the Company’s military business.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer (our principal executive officer and principal financial and accounting officer, respectively). A copy of the Code of Ethics is available on our website, www.cyalume.com.

Changes in Director Nomination Process for Stockholders

None.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all shareholders have complied with all filing requirements applicable to 10% beneficial owners during the fiscal year ended December 31, 2008, except that Winston Churchill filed four reports that were not timely, Yaron Eitan and Thomas Rebar filed two reports that were not timely and Doron Cohen filed one report that was not timely.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information concerning the annual compensation for services provided to us by our Chief Executive Officer, our three other most highly compensated executive officers during the last two completed fiscal years and during the fiscal year ended December 31, 2008, and other persons who acted as Chief Executive Officer during the fiscal year ended December 31, 2008, but were not employed by us at year end.

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)		Total Compensation ($)
Yaron Eitan, President & Chief Executive Officer of Cyalume(1)	2008	—	—	—	—		—
	2007	—	—	—	—		—
	2006	—	—	—	—		—
Derek Dunaway, President & Chief Executive Officer of Cyalume, President of CTI(2)	2008	202,803	50,000	12,000	10,866	(4)	275,669
Michael Bielonko, Chief Financial Officer and Secretary of Cyalume(3)	2008	203,846	30,000	6,000	13,502	(4)	253,348
	2007	173,077	70,000	—	11,060	(4)	254,137
	2006	155,481	24,750	—	4,800	(4)	185,031
Edgar Cranor, Vice President, Technology of CTI	2008	203,750	30,000	3,000	9,000	(4)	245,750
	2007	181,612	127,750	—	—		309,362
	2006	158,270	25,500	—	—		183,770
Thomas McCarthy, Vice President, Government of CTI	2008	203,846	30,000	3,000	88,931	(5)	325,777
	2007	152,769	81,310	—	9,000	(4)	243,079
	2006	141,015	22,500	—	—		163,515
Tomas Ogas, Vice President, Operations of CTI(6)	2008	194,904	30,000	3,000	13,891	(4)	241,795
	2007	113,754	4,666	—	6,000	(4)	166,417

(1)	Mr. Eitan resigned from each position as of December 19, 2008, but remains on our Board of Directors.
(2)	Mr. Dunaway became CEO December 19, 2008. Mr. Dunaway was appointed as the President of CTI on February 21, 2008.
(3)	Mr. Bielonko has been CFO and Secretary of CTI since January 23, 2006.
(4)	Consists of an automobile and gas allowance.
(5)	Consists of an automobile allowance and expenses incurred in connection with Mr. McCarthy’s approximate one-year relocation to Europe.
(6)	Mr. Ogas joined CTI on May 1, 2007.

Outstanding Equity Awards at Fiscal Year Ended December 31, 2008

There were no equity awards made in 2008.

Employee Benefits Plans

Pension Benefits

We do not sponsor any qualified or non-qualified pension benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. We sponsor a tax qualified defined contribution 401(k) plan in which employees of CTI who have reached the age of 18 are eligible for participation after completing the earlier of (i) three consecutive months of service or (ii) one year of service may participate.

Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan

Please see our description of the Company’s 2009 Omnibus Securities and Incentive Plan beginning on page 25 of this proxy statement.

Employment Agreements

Derek Dunaway

Mr. Dunaway’s employment agreement, effective February 24, 2008 provides that Mr. Dunaway will be employed as CTI’s President. The contract has a three year term with an automatic renewal of one year unless either party gives notice to the contrary to the other party. Mr. Dunaway receives an annual salary of not less than $250,000, to be increased by CTI’s Board of Directors at their discretion on an annual basis. Mr. Dunaway is entitled to an annual bonus based on performance at the discretion of the board of directors. If Mr. Dunaway voluntarily resigns or is terminated for any reason during the period of employment, then he is not entitled to receive any benefit or compensation following the date of termination.

Michael Bielonko

Mr. Bielonko’s employment agreement, effective January 23, 2006, provides that Mr. Bielonko will be employed as CTI’s Chief Financial Officer. The contract has a three year term with an automatic renewal for subsequent one year periods thereafter. Effective January 1, 2008, Mr. Bielonko’s annual salary was increased to not less than $200,000, to be increased by CTI’s Board of Directors at their discretion on an annual basis. Mr. Bielonko is entitled to an annual bonus based on performance of the company and calculated relative to the achievement of specific budgeted EBITDA results. If Mr. Bielonko’s employment is terminated without cause, Mr. Bielonko is entitled to receive his base salary and benefits for twenty six weeks following termination, in addition to any accrued but unpaid bonus compensation.

Earl Cranor

Mr. Cranor’s employment agreement, effective January 23, 2006, provides that Mr. Cranor will be employed as CTI’s Vice President of Technology. The contract has a three year term with an automatic renewal for subsequent one year periods thereafter. Effective January 1, 2008, Mr. Cranor’s annual salary was increased to not less than $200,000, to be increased by CTI’s Board of Directors at their discretion on an annual basis. Mr. Cranor is entitled to an annual bonus based on performance of the company and calculated relative to the achievement of specific budgeted EBITDA results. If Mr. Cranor’s employment is terminated without cause, Mr. Cranor is entitled to receive his base salary for six months following termination, in addition to any accrued but unpaid bonus compensation.

Thomas McCarthy

Mr. McCarthy’s employment agreement, effective January 30, 2006, provides that Mr. McCarthy will be employed as CTI’s Vice President and General Manager, Worldwide Government & Safety Division. The contract has a three year term with an automatic renewal for subsequent one year periods thereafter. Effective January 1, 2008, Mr. McCarthy’s annual salary was increased to not less than $200,000, to be increased by CTI’s Board of Directors at their discretion on an annual basis. Mr. McCarthy is entitled to an annual bonus based on performance of the company and calculated relative to the achievement of specific budgeted revenue and EBITDA results. If Mr. McCarthy’s employment is terminated without cause, Mr. McCarthy is entitled to receive his base salary for six months following termination, in addition to any accrued but unpaid bonus compensation. The Company has agreed to indemnify and hold harmless Mr. McCarthy from all actions taken within the scope of his employment.

Tomas Ogas

Mr. Ogas does not currently have an employment agreement with the Company.

Potential Payments Upon Termination or Change in Control

Assuming the employment of our named executive officers were to be terminated without cause, each as of December 31, 2008, the following individuals would be entitled to payments in the amounts set forth opposite to their name in the below table:

Cash Severance

Derek Dunaway	At the direction of the Board of Directors
Michael Bielonko	$100,000 (per employment agreement)
Earl Cranor	$100,000 (per employment agreement)
Thomas McCarthy	$100,000 (per employment agreement)
Tomas Ogas	At the direction of the Board of Directors

We are not obligated to make any cash payments to these executives if their employment is terminated by us for cause or by death or disability, other than the payment of accrued but unpaid annual salary and bonus, if any, and reimbursement of accrued but unpaid business expenses. A change in control does not affect the amount or timing of these cash severance payments. There are no specific references to severance for a change of control in the employment agreements of Mssr. Dunaway, Bielonko, Cranor or McCarthy.

Assuming the employment of our named executive officers were to be terminated without cause or for good reason, each as of December 31, 2008, the following individuals would be entitled to accelerated vesting of their outstanding stock options and common stock awards described in the table below:

	Value of Equity Awards: Termination Without Cause (1)	Value of Equity Awards: In Connection With a Change in Control
Derek Dunaway	$26,000	$26,000
Michael Bielonko	$13,000	$13,000
Earl Cranor	$6,500	$6,500
Thomas McCarthy	$6,500	$6,500
Tomas Ogas	$6,500	$6,500

(1)	The market price of our common stock on the OTCBB on December 31, 2008 was $6.50 per share.

DIRECTOR COMPENSATION

Summary of Director Compensation

Cyalume will compensate its Board of Directors based on policies put into place by the Compensation Committee in 2009, which are expected to include a per diem for each Board meeting attended, an annual fee, reimbursement of expenses incurred in attending meetings and equity awards. The amounts of compensation, numbers of shares subject to awards and other terms of director compensation have not been determined. Cyalume’s directors did not receive any compensation for their services during 2008, 2007 or 2006.

CTI did not pay its directors any compensation other than the repayment of expenses incurred in performing their functions as a director.

At a meeting of the Board of Directors on March 3, 2009, the Board of Directors approved awards of 7,500 common stock purchase options to each director. The options are exercisable at $4.80 per share and expire ten years from the date of the award. The price of our stock on March 3, 2009 was $3.00.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Cyalume

Prior to its initial public offering, Cyalume issued 1,875,000 shares of its common stock to the individuals and entity set forth below for $25,000 in cash, at a purchase price of approximately $0.013 per share:

Name	Number of Shares	Relationship to Us at the Time of Issuance
Marc L. Abramowitz	432,812	Director and executive officer
Marc L. Abramowitz Irrevocable Trust Number 7 for his Children and their Descendants	200,000	Affiliate of director and executive officer
Issac Applbaum	633,812	Director and executive officer
Abraham D. Sofaer	187,501	Director
Max Weiss	140,625	Director
Archie Clemis	140,625	Director
Joseph T. Gorman	140,625	Director

Subsequent to the issuance date, the foregoing persons transferred all or a portion of their shares to the following persons at a price per share equal to $0.013:

•	Yaron Eitan
•	Amit Avnet
•	Winston J. Churchill
•	Ehud Barak
•	Isaac Applbaum
•	Archie Clemins
•	Marc L. Abramowitz
•	Joseph T. Gorman
•	SCP Private Equity Management

The holders of the majority of these shares will be entitled to make up to two demands that Cyalume register these shares at any time after the date on which these shares of common stock are released from escrow, which, except in limited circumstances, cannot be earlier than one year from the date a business combination is consummated. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. Cyalume will bear the expenses incurred in connection with the filing of any such registration statements.

On April 25, 2007, SCP Private Equity Management Company, LLC, Winston Churchill and Yaron Eitan purchased an aggregate of 187,500 units from Cyalume at a purchase price of $8.00 per unit in a private placement. Cyalume granted the purchasers of the private placement units demand and “piggy-back” registration rights with respect to the 187,500 shares, the 187,500 warrants and the 187,500 shares underlying the warrants at any time commencing on the date that Cyalume announced that it entered into a letter of intent with respect to a proposed business combination, which occurred on February 14, 2008. The demand registration may be exercised by the holders of a majority of the units. Cyalume will bear the expenses incurred in connection with the filing of any such registration statements. The warrants sold in the private placement were originally issued pursuant to an exemption from the registration requirements under the federal securities laws. The holders of those warrants may be able to exercise their warrants even if, at the time of exercise, there is no current prospectus relating to the common stock issuable upon exercise of such warrants if such exercise is deemed to be a transaction that is exempt from the registration requirements under the federal securities laws. The shares of common stock issued upon such exercise will be restricted shares that will be eligible for resale only pursuant to an effective registration statement or in a transaction that is exempt from the registration requirements under applicable federal securities laws.

On December 10, 2008, Vector Investment Fund LLC (“VIF”), an entity controlled by Yaron Eitan, currently the Vice Chairman of the Board and at that time our Chief Executive Officer, President and Vice Chairman of the Board, entered into a note purchase agreement by and among VIF, Cyalume and Centurion Credit Group Master Fund L.P. pursuant to which Centurion agreed to provide a loan to VIF in the principal amount of up to $12 million. Pursuant to the note purchase agreement, the proceeds of the loan were to be utilized to purchase shares of Cyalume’s common stock from a limited number of its public stockholders, at a price per share not exceeding the liquidation value of each public share, determined upon amounts held in Cyalume’s trust account. In connection with the loan from Centurion, Cyalume agreed to purchase the from VIF the shares of Cyalume common stock that VIF purchased using the proceeds of the loan, concurrent with the closing of Cyalume’s acquisition of CTI, at a purchase price equal to the aggregate purchase price that VIF paid for the shares. The proceeds from the sale of the shares were applied by VIF to repay the loan. Interest on the loan accrued at a rate of 18% per annum. On the closing of the acquisition of CTI, Cyalme paid accrued interest due on the senior promissory note issued by VIF. In connection with the loan, CTI paid the Lender a $200,000 commitment fee, $20,000 of prepaid interest on the note and $50,000 of the Centurion’s legal fees. Centurion also received 40,000 shares of Cyalume’s common stock and three-year warrants to purchase 100,000 shares of Company’s common stock exercisable at an exercise price of $8.00 per share, subject to adjustment in certain events, and has been granted certain demand and piggyback registration rights with respect to the 40,000 shares and the shares issuable upon exercise of the warrants. All amounts due and owing under the loan were paid in full to Centurion on December 19, 2008.

In connection with the note purchase agreement, as security for the repayment of the loan, Centurion had been granted a security interest in the shares and Mr. Eitan’s interest in VIF, as its sole member, pursuant to the terms of the stock pledge agreement and security agreement, respectively. The shares were released from escrow after the closing of the acquisition of CTI and the repayment of the Loan.

The Company’s procedure for the review, approval or ratification of any related party transaction, if any, is for the full Board to review and vote upon any such matter.

Audit Related Matters

Principal Accountant Fees and Services

CCR LLP audited our consolidated financial statements for the year ended December 31, 2008 and Miller, Ellin and Company LLP audited our consolidated financial statements for the year ended December 31, 2007. CCR LLP also audited the Predecessor (CTI) for the period from January 1, 2008 to December 19, 2008 and for 2007. CCR LLP is our principal accountant as of December 31, 2008.

Audit Fees.

2008 fees for audit services provided by CCR LLP included:

•	$279,000 related to CTI financial statement audits for 2008, related quarterly reviews and review of the SEC Schedule 14A filed December 4, 2008.
•	$140,000 related to CTI financial statement audits for 2007.
•	$32,000 related to Cyalume financial statement audits for 2008.

2008 fees for audit services provided by Miller, Ellin and Company included:

•	$13,000 related to review of 2008 Form 10-Q filings and review of the SEC Schedule 14A filed December 4, 2008.

2007 fees for audit services provided by Miller, Ellin and Company included:

•	$28,000 related to Cyalume financial statement audits for 2007 and related Form 10-Q filings.

Audit-Related Fees

Fees for audit-related services provided by CCR LLP totaled $3,000 in 2008 and $0 in 2007. Audit-related services principally include advice on compliance with Sarbanes-Oxley. There were no audit related fees paid to Miller Ellin in 2008 or 2007.

Tax Fees

There were no fees for tax related services from CCR LLP in 2008 or 2007. Fees for tax services provided by Miller, Ellin including tax compliance, tax advice and tax planning, totaled $0 and $1,000 in 2008 and 2007, respectively.

All Other Fees

There were no fees for other professional services from CCR LLP or Miller Ellin during 2008 or 2007.

Change in the Company’s Principal Accountant

On December 19, 2008, we engaged CCR as our principal accountant and dismissed Miller Ellin from that role. The change in accountants was approved by the Board of Directors of the Company and did not result from any dissatisfaction with the quality of professional services rendered by Miller Ellin.

Miller Ellin served as our independent public accountant from July 23, 2007 until December 19, 2008. During such period, there were no disagreements with Miller Ellin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The audit report of the Cyalume on its financial statements as of and for the periods ended December 31, 2007 and the related statements of income, stockholders’ equity and cash flows for the years ended December 31, 2007 and the period from July 19, 2005 (inception) to December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were any qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2007 and in the subsequent interim period, Cyalume did not consult with CCR regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Cyalume’s consolidated financial statements and no written or oral advice was provided by CCR that was an important factor considered by Cyalume in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to Cyalume by its independent auditor.

Prior to the engagement of the independent auditors for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the independent auditors during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to Cyalume;
•	provision by the independent auditors to Cyalume of strategic consulting services of the type typically provided by management consulting firms; or
•	the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of Cyalume’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of Cyalume who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by Cyalume, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by Cyalume.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;
•	whether the service places the auditor in the position of auditing his or her own work;
•	whether the service results in the auditor acting as management or an employee of the Company; and
•	whether the service places the auditor in a position of being an advocate for the Company.

Report of the Audit Committee

The Audit Committee assists the Board in providing oversight of the systems and procedures relating to the integrity of the Company’s financial statements, the Company’s financial reporting process, its systems of internal accounting and financial controls, the annual independent audit process of the Company’s annual financial statements, the Company’s compliance with legal and regulatory requirements and the qualification and independence of the Company’s independent registered public accounting firm. Management has the responsibility for the implementation of these activities. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls.

The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee reviewed with the independent registered public accounting firm the firm’s judgment as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under auditing standards of the Public Company Accounting Oversight Board (United States), including the matters required to be discussed by Statement on Auditing Standards No. 114 “Communications with Audit Committees”. In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm’s independence from management and the Company.

In reliance on the reviews and discussions to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee also reappointed CCR LLP as the Company’s independent registered public accounting firm for fiscal 2009.

AUDIT COMMITTEE

Thomas Rebar, Chairman
Daniel Gaspar
Joseph Gorman
Yair Shamir

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, eleven directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of the eleven persons named below, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

The following sets forth the names and ages of the eleven nominees for election to the Board of Directors, their respective principal occupations or brief employment history and the period during which each has served as a director of the Company.

Name	Age	Director Since
Winston J. Churchill(3), (5)	67	May 31, 2006
Yaron Eitan(1), (4), (5)	51	May 31, 2006
Archie Clemins(1), (4)	65	August 2005
Doron Cohen(3)	55	August 6, 2007
Thomas G. Rebar(2)	46	August 6, 2007
Joseph T. Gorman(2)	70	August 2005
Daniel Gaspar(2)	29	December 19, 2008
Jason Epstein(3), (5)	34	December 19, 2008
General (Ret.) Jack Keane(4), (5)	65	December 19, 2008
Yair Shamir(2), (4)	63	December 19, 2008
Frank Kline(1), (5)	57	December 19, 2008

(1)	Member of the Compensation Committee
(2)	Member of Audit Committee
(3)	Member of the Nominating Committee
(4)	Member of the Military Advisory Committee
(5)	Member of the Executive Committee

Winston Churchill has been our Chairman of the Board since May 31, 2006 and has been our Secretary since June 22, 2007. Since 1996, Mr. Churchill has been a member of SCP Private Equity Management, LLC, a private equity and venture capital management company. From 1993 to the present he has been the Co-Chairman of CIP Capital Management, Inc., a management company, and a director of CIP Capital, Inc., an investment company. He is currently a director of Innovative Solutions and Support, a company engaged in the design, manufacture, and sale of flight information computers, flat panel displays, and monitoring systems; Amkor Technology, Inc., a subcontractor of semiconductor packaging and test services; Griffin Land & Nurseries, a real estate and landscape nursery business; and Rodman & Renshaw Capital Group, Inc., a company that provides investment banking services in the biotech space, general corporate finance services, and research and trading services to an institutional clientele. Mr. Churchill holds a B.S. in Physics, Summa Cum Laude, from Fordham University, an MA in Economics from Oxford University, where he was a Rhodes Scholar, and a JD law degree from Yale Law School.

Yaron Eitan has been Cyalume’s Chief Executive Officer, President and a director since May 31, 2006. Mr. Eitan founded Selway Partners LLC, a holding company focused on early stage technology investments, in 1998 and has been its President and Chief Executive Officer since that time. From December 2003 to the present, Mr. Eitan has been a member of SCP Private Equity Management Company, LLC, a private equity and venture capital management company. From 1989 to 1998, Mr. Eitan was the Chief Executive Officer of

Geotek Communications, Inc., a wireless technology and services company. Mr. Eitan is a director of Clearstory Systems Inc., a provider of flexible, on-demand digital asset management and enterprise content management solutions. Mr. Eitan holds an M.B.A. from the Wharton School of Business of the University of Pennsylvania.

Admiral (Ret.) Archie Clemins has served as a director of Cyalume since August 2005. Admiral Clemins has been President of Caribou Technologies, Inc., an international consulting firm he founded, since January 2000. Since January 2005, he has also been a Venture Partner with Highway 12 Ventures. Admiral Clemins retired from the U.S. Navy in December 1999 after serving as the Commander in Chief of the U.S. Pacific Fleet; previous commands included Command of the U.S. Seventh Fleet, Command of the Pacific Fleet Training Command, Command of Submarine Group Seven and Command of the submarine USS Pogy (SSN 647). Admiral Clemins currently serves on the board of directors for Global Crossing, Ltd. (Nasdaq: GLBC), Extended Systems, Inc. (Nasdaq: XNTD), Healthwise, the Software Revolution and Advanced Electron Beams. Admiral Clemins received a Bachelors of Science degree and Masters of Science degree from the University of Illinois.

Doron Cohen has served as a director of Cyalume since August 6, 2007. Mr. Cohen is the founder and has been a Senior Partner of Doron Cohen & Co. Law Offices since 1985. Mr. Cohen is also a member of the Executive Committee and is Chairman of the Audit Committee of the Weizmann Institute of Science in Israel since 1999. Mr. Cohen received his LLB from Tel Aviv University.

Thomas G. Rebar has served as a director of Cyalume since August 6, 2007. Mr. Rebar has been a partner of SCP Private Equity Management, LLC since 1996. Mr. Rebar is currently a director of several companies, including Magnolia Broadband, and Pentech Financial Services, Inc. Prior to joining SCP, Mr. Rebar was a Senior Vice President at Charterhouse Inc. from 1989 to 1996, the U.S. investment banking arm of Charterhouse PLC, a U.K. merchant bank. Before joining Charterhouse, Mr. Rebar was a member of the corporate finance department at Bankers Trust Company from 1987 to 1989. Mr. Rebar received his B.S. summa cum laude from the University of Scranton and an M.B.A. from New York University Graduate School of Business Administration.

Joseph T. Gorman has served as a director of Cyalume since August 2005. Mr. Gorman is the retired Chairman and Chief Executive Officer of TRW Inc. (NYSE: TRW), a provider of advanced technology products and services. He joined TRW in 1968, becoming President and Chief Operating Officer in 1985 and serving as Chairman and Chief Executive Officer from December 1988 through January 2001. Mr. Gorman is a past chairman of the U.S.-Japan Business Council and received Japan’s 1994 Prime Minister’s Trade Award for his contributions to promoting improved U.S.-Japan trade relations. He has also served on the boards of the U.S.-China Business Council and the Prince of Wales International Business Leaders Forum and was a trustee of the Center for Strategic and International Studies. Mr. Gorman currently serves on the board of directors of Alcoa, Inc. (NYSE: AA) and is a recently retired director of Procter & Gamble (NYSE: PG), Imperial Chemical Industries, and National City Corp. (NYSE: NCC). Mr. Gorman received a bachelor’s degree from Kent State University and a JD from Yale Law School.

Daniel Gaspar has served as a director of Cyalume since December 19, 2008. Mr. Gaspar is also a Vice President of Columbus Nova Partners where he focuses on investments in CN Private Equity and Cova Small Cap Holdings LLC. Prior to joining Columbus Nova in February 2007, Mr. Gaspar was an Associate of Trimaran Capital Partners, L.L.C. from 2005 to 2007, where he was responsible for sourcing, structuring, negotiating and monitoring private equity investments across a variety of industries. Prior to joining Trimaran Capital Partners, Mr. Gaspar was an Associate at Circle Peak Capital from 2004 to 2005, where he focused on private equity investments in the consumer sector. Before joining Circle Peak Capital, Mr. Gaspar was an analyst in the Global Media and Communications Investment Banking Group at Morgan Stanley from 2001 to 2003, where he advised companies on M&A and general corporate finance transactions. Mr. Gaspar received his B.S. in Economics from the Wharton School of the University of Pennsylvania in 2001 and his M.B.A. from Columbia Business School, graduating Beta Gamma Sigma in 2005.

Jason Epstein has served as a director of Cyalume since December 19, 2008. Mr. Epstein been a Senior Partner of Columbus Nova Partners since 2002. Cova Small Cap Holdings LLC is a subsidiary of Columbus Nova Partners. Mr. Epstein is a member of Columbus Nova’s Executive and Investment Committees and

co-leads Columbus Nova’s three primary investment vehicles: Columbus Nova Credit Investment Managers (“CNCI”), CN Private Equity and Columbus Nova Real Estate Acquisition Group. Prior to Columbus Nova, Mr. Epstein co-founded eLink Communications and served as its Chief Executive Officer for three years from 1998 to 2001. While at eLink, Mr. Epstein was twice a finalist for the Ernst & Young Entrepreneur of the Year Award and was named one of the “Forty Under 40 Rising Stars”, by The Washington Post’s annual Business Forward. Mr. Epstein received his B.A. from Tufts University in 1996 and currently serves on the Tufts Board of Overseers.

General (Ret.) Jack Keane has served as a director of Cyalume since December 19, 2008. General Keane is the Senior Managing Director of Keane Advisors, LLC, which he co-founded in 2005. He has served on the Board of Directors of MetLife since 2003 and General Dynamics since 2004. He is a senior advisor to Kohlberg, Kravis and Roberts, one of the nation’s largest private equity firms and is an advisor to the Chairman & CEO of URS Corporation. He is also a member of the Secretary of Defense’s Policy Board, a trustee of the Rand Corporation, a member of the Council on Foreign Relations, director of the George C. Marshall Foundation, Chairman of the Knollwood Foundation and chairman of Senior Executive Committee, Army Aviation Association of America. General Keane, a four-star general, completed 37 years in public service in December 2003, culminating as acting Chief of Staff and Vice Chief of Staff of the US Army. As the chief operating officer of the Army for 4½ years, he directed one million five hundred thousand soldiers and civilians in 120 countries, with an annual operating budget of 110 billion dollars. General Keane was in the Pentagon on 9/11 and provided oversight and support for the wars in Afghanistan and Iraq. He serves as a national security analyst for ABC News and speaks throughout the nation on national security and leadership. Still active in national security, General Keane conducts frequent trips to Iraq for senior defense officials having completed multiple visits in 2007 and 2008. General Keane is a career paratrooper, a combat veteran of Vietnam, decorated for valor, who spent much of his military life in operational commands where his units were employed in Somalia, Haiti, Bosnia and Kosovo. He commanded the famed 101st Airborne Division (Air Assault) and the legendary 18th Airborne Corps, the Army’s largest war fighting organization. General Keane graduated from Fordham University with a Bachelor of Science degree in Accounting and a Master of Arts degree in Philosophy from Western Kentucky University. He is a graduate of the Army War College and the Command and General Staff College.

Yair Shamir has served as a director of Cyalume since December 19, 2008. Mr. Shamir is the Chairman and Managing Partner of Catalyst Investments and the Chairman of IAI, Israeli Aerospace Industries. From 2004 to 2005, Mr. Shamir was Chairman of El Al, Israeli Airlines and lead the privatization process of the firm. From 1997-2005 Served as Chairman and CEO of VCON Telecommunications Ltd. From 1995 to 1997, Mr. Shamir served as executive vice president of the Challenge Fund-Etgar L.P. From 1994 to 1995, he served as Chief Executive Officer of Elite Food Industries, Ltd. From 1988 to 1993, Mr. Shamir served as Executive Vice President and General Manager of Scitex Corporation, Ltd. Mr. Shamir served in the Israeli Air Force as a pilot and commander from 1963 to 1988. During his term in the Air Force, Mr. Shamir attained the rank of colonel and served as head of the electronics department, the highest professional electronics position within the Air Force. He currently serves as a director of DSP Group Corporation, Commtouch Software Limited and also serves as director of a few private hi-tech companies. Mr. Shamir holds a B.Sc. Electronics Engineering from the Technion, Israel Institute of Technology.

Mr. Shamir also served as a member of the board of directors of Mercury Interactive, LLC from 1997 to 2005. In September 2008, Mr. Shamir settled a complaint filed by the SEC which alleged that certain independent directors of Mercury (including Mr. Shamir) recklessly approved backdated stock option grants and reviewed and signed public filings that contained materially false and misleading disclosures about the company's stock option grants and company expenses. Without admitting or denying the allegations in the SEC's complaint, in order to settle the charges against them, each of the independent directors implicated (including Mr. Shamir) agreed to permanent injunctions against violating certain provisions of the securities laws, paid a financial penalty, and retained the ability to serve as a director or officer of U.S. public companies.

Frank R. Kline has served as a director of Cyalume since December 19, 2008. Mr. Kline founded Los Angeles based venture capital firm Kline Hawkes & Co. in 1994 to manage investment capital for institutional investors, and has been its managing partner since that time. Some of Kline Hawkes’ largest limited partners include CalPERS, LA County, and Pennsylvania State Employees’. Mr. Kline serves as Managing Partner of

Kline Hawkes California, L.P.; Kline Hawkes California SBIC, L.P.; and Kline Hawkes Pacific, L.P. Mr. Kline directs the firm’s venture investments in communications, information technology, healthcare services and enterprise solutions. Prior to forming Kline Hawkes & Co., Mr. Kline was the West Coast General Manager of Lambda Funds, a private equity fund based in New York and Los Angeles. Earlier, he was a Partner at Pacific Technology Venture Fund, which he co-founded with Patrick J. McGovern, founder of IDG and publisher of Computerworld. Mr. Kline is currently a member of the boards of Rayne Corporation; and Newbridge College. For many years he served as a member of the Board of Governors for the National Association of Small Business Investment Companies. (NASBIC). Mr. Kline received a Bachelor’s degree from Rider College, Lawrenceville, N.J. in 1972 and a Masters Degree from the University of Massachusetts at Amherst in 1974.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

PROPOSAL NO. 2

APPROVAL AND RATIFICATION OF
THE CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN

At the Annual Meeting, the stockholders are being asked to approve and ratify the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “2009 Plan”), a copy of which is attached hereto as Exhibit A, along with forms of award agreements for incentive stock options and restricted shares. The 2009 Plan was adopted by the Board of Directors on March 3, 2009.

On March 3, 2009, the Board of Directors adopted the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”). In addition, based upon recommendations of the Compensation Committee, the Board of Directors made the following awards under the Plan. Each director was awarded 7,500 stock options at an exercise price of $4.80 per option. The total number of options issued to directors was 82,500. Derek Dunaway was awarded 99,000 restricted shares of common stock which vest over three years, some of which are based on certain performance criteria, beginning March 3, 2010, and 200,000 stock options at an exercise price of $3.00 per share (the closing price on March 3, 2009) that also vest over three years based on certain performance criteria, beginning March 3, 2010. Michael Bielonko was awarded 2,000 restricted shares of stock with a three-year vesting period. Edgar Cranor, Thomas McCarthy and Tomas Ogas were each awarded 1,000 restricted shares of common stock, also containing a three-year vesting requirement. Edmundo Gonzalez, a member of SCP Partners (which is also affiliated with Winston Churchill, Yaron Eitan, Doron Cohen and Thomas Rebar, each of whom is one of our directors), was awarded 30,000 restricted shares of common stock containing a three-year vesting requirement. Lastly, the Board of Directors authorized 10,000 shares of restricted common stock to be distributed among employees of the Company at the discretion of the President. For all awards described above with a three-year vesting requirement, the common stock or options vest in equal annual installments.

The following table discloses awards issued to the named executive officers and/or directors that will become null and void if the 2009 Plan is not ratified and approved by the Company’s stockholders:

NEW PLAN BENEFITS
Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan

Name and Position	Total Dollar Value ($) (1)	Number of Stock Options	Number of Shares of Common Stock
Winston Churchill, Director	$8,057	7,500	0
Yaron Eitan, Director	$8,057	7,500	0
Archie Clemins, Director	$8,057	7,500	0
Thomas Rebar, Director	$8,057	7,500	0
Doron Cohen, Director	$8,057	7,500	0
Joseph Gorman, Director	$8,057	7,500	0
Jason Epstein, Director	$8,057	7,500	0
Daniel Gaspar, Director	$8,057	7,500	0
Frank Kline, Director	$8,057	7,500	0
Yair Shamir, Director	$8,057	7,500	0
Jack Keane, Director	$8,057	7,500	0
Derek Dunaway, CEO	$594,823	200,000	99,000
Michael Bielonko, CFO	$6,000	0	2,000
Edgar Cranor, VP	$3,000	0	1,000
Thomas McCarthy, VP	$3,000	0	1,000
Tomas Ogas, VP	$3,000	0	1,000
Edmundo Gonzalez, Consultant	$90,000	0	30,000

(1)	The value of the awards was calculated using a per share price of $3.00, the closing price of our common stock on March 3, 2009.
(2)	The Board of Directors has authorized up to 10,000 shares of common stock for issuance to non-executive officer employees.

Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan

Administration. The 2009 Plan was adopted by the Board of Directors on March 3, 2009. The 2009 Plan is administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two members of the Board of Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m) (in either case, the “Committee”). Among other things, the Committee has complete discretion, subject to the express limits of the 2009 Plan, to determine the employees and independent contractors to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the stock, and the required withholding. The Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely affect the participant. The Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2009 Plan. Notwithstanding the foregoing, the Committee does not have any authority to grant or modify an award under the 2009 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Section 409A of the Internal Revenue Code, as amended (the “Code”).

Grant of Awards; Shares Available for Awards. The 2009 Plan provides for the grant of options, stock appreciation rights (“SARs”), performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards and unrestricted stock awards in an amount equal to 2,000,000 shares of common stock, to directors, officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2009 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2009 Plan in any calendar year cannot exceed 250,000.

Currently, there are 12 employees and directors who would be entitled to receive stock options and/or restricted shares under the 2009 Plan. Future new hires and additional consultants would be eligible to participate in the 2009 Plan as well. The number of stock options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

Stock Options. Options granted under the 2009 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Committee may determine; provided, however, that the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option my not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the 2009 Plan. A SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. A SAR that is not granted in tandem with an option is exercisable at such times as the Committee may specify.

Performance Shares or Performance Units. Performance share or performance unit awards entitle the participant to receive cash or shares of stock upon attaining specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards. A distribution equivalent right award under the Plan entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of the Company’s common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded under the 2009 Plan as a component of another award, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards. A restricted stock award is a grant or sale of stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company.

Unrestricted Stock Awards. An unrestricted stock award under the 2009 Plan is a grant or sale of the Company’s common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change-in-Control Provisions. In connection with the grant of an award, the Committee may provide that, in the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable.

Amendment and Termination. The Committee may adopt, amend and rescind rules relating to the administration of the 2009 Plan, and amend, suspend or terminate the 2009 Plan, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2009 Plan so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

Certain Federal Income Tax Consequences of the 2009 Plan.

The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

A participant does not recognize taxable income upon the grant of NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the participant's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the participant's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company is generally entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2009 PLAN.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has appointed CCR LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2009, and the Board of Directors is asking stockholders to ratify that appointment.

A representative of CCR LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and the stockholders' best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CCR LLP AS CYALUME’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Cyalume will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Cyalume may solicit proxies without additional compensation, by telephone or telegraph. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

A copy of our Annual Report on Form 10-K and our Amended Annual Report on Form 10-K/A for the year ended December 31, 2008 (as filed with the SEC) including the financial statements thereto, is being provided with the proxy statement. Requests for additional copies should be directed to Derek Dunaway, c/o Cyalume Technologies Holdings, Inc., 96 Windsor Street, West Springfield, Massachusetts 01089.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors or any individual director must mail a communication addressed to the Board of Directors or the individual director to the Board of Directors, c/o Cyalume Technologies Holdings, Inc., 96 Windsor Street, West Springfield, Massachusetts 01089. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

WHERE YOU CAN FIND MORE INFORMATION

Cyalume files annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Cyalume’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2009 is expected to be held in June 2010. Any stockholder proposal intended to be included in the Company’s proxy statement and form of proxy for presentation at the 2009 Annual Meeting of Stockholders pursuant to Rule 14a-8 (“Rule 14a-8”), as promulgated under the Securities Exchange Act of 1934, must be received by the Company not later than January 15, 2010. As to any proposals submitted for presentation at the Annual Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the Annual Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before April 16, 2010.

Exhibit A

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Stock Appreciation Rights, Tandem Stock Appreciation Rights, Unrestricted Stock Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Stock Appreciation Right or Unrestricted Stock Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a) Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b) The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the Business Combination as immediately before;

(c) The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d) The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock of the surviving corporation immediately after such liquidation as immediately before;

(e) Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), (d) or (f) of this definition); or

(f) Any other event which shall be deemed by a majority of the members of the Board to constitute a “Change of Control.”

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean a committee comprised of not less than three (3) members of the Board who are selected by the Board as provided in Section 4.1.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Company” shall mean Cyalume Technologies Holdings, Inc., a Delware corporation, and any successor thereto.

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Stock distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of shares of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall mean January 1, 2009.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal or The Financial Times. If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date. If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase shares of Common Stock and includes both Incentive Stock Options and Non-Qualified Stock Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Share Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, shares of Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Restricted Stock Award” shall mean an Award granted under Article VIII of the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to shares of Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Stock Appreciation Right” shall mean an Award granted under Article XIII of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Stock Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Stock Appreciation Right.

“Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the shares of Common Stock under the related Option, all as set forth in Section 13.2.

“Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement.

“Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of shares of Common Stock which are not subject to Restrictions.

“Unrestricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date, provided that the Plan is approved by the stockholders of the Company within twelve (12) months of such date.

ARTICLE IV
ADMINISTRATION

Section 4.1 Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. The Committee shall consist solely of three (3) or more Directors who are each (i)

“outside directors” within the meaning of Section 162(m) of the Code (“Outside Directors”), (ii) “non-employee directors” within the meaning of Rule 16b-3 and (iii) “independent” for purposes of any applicable listing requirements (“Non-Employee Directors”); provided, however, that the Board or the Committee may delegate to a committee of one or more members of the Board who are not (x) Outside Directors, the authority to grant Awards to eligible persons who are not (A) then “covered employees” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such Award, or (B) persons with respect to whom the Company wishes to comply with the requirements of Section 162(m) of the Code, and/or (y) Non-Employee Directors, the authority to grant Awards to eligible persons who are not then subject to the requirements of Section 16 of the Exchange Act. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

Section 4.2 Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Stock Award and the number of shares of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion shall deem relevant.

Section 4.3 Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4 Committee Action. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1 Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XIV, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed Two Million (2,000,000) shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIII, in either or both cases granted to any one Employee during any calendar year, shall be Two Hundred Fifty Thousand (250,000) shares (subject to adjustment in the same manner as provided in Article XIV with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which shall permit compensation generated in connection with the exercise of Options or Stock Appreciation Rights to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including, but not limited to, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

Section 5.2 Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY FOR AWARDS; TERMINATION OF EMPLOYMENT,
DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1 Eligibility. Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Stock Option, a Restricted Stock Award, an Unrestricted Stock Award, a Distribution Equivalent Right Award, a Performance Stock Award, a Performance Unit Award, a Stock Appreciation Right, a Tandem Stock Appreciation Right, any combination thereof or, solely for Employees, an Incentive Stock Option.

Section 6.2 Termination of Employment or Director Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a) The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Stock Options and Stock Appreciation Rights.

(b) The Holder’s rights, if any, to exercise any then exercisable Incentive Stock Option shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Stock Options.

(c) If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the restrictions, terms and conditions applicable to an Award of Restricted Stock and/or Deferred Stock, such Restricted Stock and/or Deferred Stock shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Deferred Stock. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Stock and/or Deferred Stock shall not be so canceled and forfeited.

Section 6.3 Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a) The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Stock Options and/or Stock Appreciation Rights shall terminate:

(1) If such termination is for a reason other than the Holder’s death, ninety (90) days after the date of such termination; or

(2) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b) If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, terms and conditions applicable to an Award of Restricted Stock and/or Deferred Stock, such Restricted Stock and/or Deferred Stock shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or Deferred Stock. The immediately preceding sentence to the contrary notwithstanding, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Stock and/or Deferred Stock shall not be so canceled and forfeited.

Section 6.4 Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

Section 6.5 Termination for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

ARTICLE VII
OPTIONS

Section 7.1 Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2 Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3 Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-Qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4 Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limited the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (A) the Company to reduce the number of shares of Common Stock to be received by the Holder upon the exercise of the Option by the number of such shares having an aggregate Fair Market Value equal to the Option price for the number of shares of Common Stock for which the Option is being exercised, in lieu of the Holder otherwise paying the Option price to the Company, or (B) (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5 Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted, and (ii) shall be subject to adjustment as provided in Article XIV. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement. Separate stock certificates shall be issued by the Company for those shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option and for those shares of Common Stock acquired pursuant to the exercise of a Non-Qualified Stock Option.

Section 7.6 Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

Section 7.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock of the employing entity with the result that such employing entity becomes an Affiliate.

Section 7.8 Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XIV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or Stock Appreciation right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Stock Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED STOCK AWARDS

Section 8.1 Restriction Period to be Established by Committee. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Section 8.2 Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period (with a stock power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the

Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Award Agreement made in conjunction with the Award. Such Restricted Stock Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Award Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All shares of Common Stock delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such shares becomes vested.

Section 8.3 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 8.4 Restricted Stock Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX
UNRESTRICTED STOCK AWARDS

Pursuant to the terms of the applicable Unrestricted Stock Award Agreement, a Holder may be awarded (or sold) shares of Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X
PERFORMANCE UNIT AWARDS

Section 10.1 Terms and Conditions. The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 10.2 Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit

Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XI
PERFORMANCE SHARE AWARDS

Section 11.1 Terms and Conditions. The Committee shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of shares of Common Stock pursuant to such Holder’s Performance Share Award and the number of shares of Common Stock subject to such Performance Share Award. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Section 11.2 Stockholder Rights and Privileges. The Holder of a Performance Share Award shall have no rights as a stockholder of the Company until such time, if any, as the Holder actually receives shares of Common Stock pursuant to the Performance Share Award.

ARTICLE XII
DISTRIBUTION EQUIVALENT RIGHTS

Section 12.1 Terms and Conditions. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions, if any, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional shares of Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or shares of Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in shares of Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 12.2 Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIII
STOCK APPRECIATION RIGHTS

Section 13.1 Terms and Conditions. The Committee shall set forth in the applicable Stock Appreciation Right Award Agreement the terms and conditions of the Stock Appreciation Right, including (i) the base value (the “Base Value”) for the Stock Appreciation Right, which for purposes of a Stock Appreciation which is not a Tandem Stock Appreciation Right, shall be not less than the Fair Market Value of a share of the Common

Stock on the date of grant of the Stock Appreciation Right, (ii) the number of shares of Common Stock subject to the Stock Appreciation Right, (iii) the period during which the Stock Appreciation Right may be exercised; provided, however, that no Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Stock Appreciation Right. Upon the exercise of some or all of a Stock Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Committee, equal to the product of:

(a) The excess of (i) the Fair Market Value of a share of the Common Stock on the date of exercise, over (ii) the Base Value, multiplied by;

(b) The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

Section 13.2 Tandem Stock Appreciation Rights. If the Committee grants a Stock Appreciation Right which is intended to be a Tandem Stock Appreciation Right, the Tandem Stock Appreciation Right must be granted at the same time as the related Option, and the following special rules shall apply:

(a) The Base Value shall be equal to or greater than the per share exercise price under the related Option;

(b) The Tandem Stock Appreciation Right may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem Stock Appreciation Right shall be cancelled);

(c) The Tandem Stock Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d) The value of the payment with respect to the Tandem Stock Appreciation Right may be no more than one hundred percent (100%) of the difference between the per share exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem Stock Appreciation Right is exercised, multiplied by the number of shares of Common Stock with respect to which the Tandem Stock Appreciation Right is exercised; and

(e) The Tandem Stock Appreciation Right may be exercised solely when the Fair Market Value of a share of Common Stock subject to the related Option exceeds the per share the exercise price under the related Option.

ARTICLE XIV
RECAPITALIZATION OR REORGANIZATION

Section 14.1 Adjustments to Common Stock. The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of shares of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share of the Common Stock shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share of the Common Stock shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XIV, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

Section 14.2 Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Award.

Section 14.3 Other Events. In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XIV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 14.1, 14.2 or 14.3, the aggregate number of shares available under the Plan may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Participant or a person who has an outstanding Award. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 14.4 Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 14.5 No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

ARTICLE XV
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XV, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XIV, materially increase the number of shares of Common Stock subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.8 (repricing prohibitions) or this Article XV. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code) or to exempt the Plan or any Award from Section 409A of the Code.

ARTICLE XVI
MISCELLANEOUS

Section 16.1 No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 16.2 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 16.3 Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue shares of Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or shares of Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of shares of Common Stock, no shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 16.4 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 16.5 Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Stock Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 16.3 hereof.

Section 16.6 Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 16.7 Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 16.8 Section 162(m). It is intended that the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. The performance criteria to be utilized under the Plan for such purposes shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, revenue growth, financial return ratios (such as return on equity and/or return on assets), share price performance, stockholder return and/or value, operating income, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share and/or working capital. Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing performance objectives for the applicable performance period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally acceptable accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act. In addition, notwithstanding anything in the Plan to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Employee, Director or Consultant who becomes eligible to receive a Performance Unit Award or Performance Share Award after the commencement of a performance period. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code. The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Stock Option, provided that such deferral satisfies the requirements of Section 409A of the Code.

Section 16.9 Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code. Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per share Option exercise price which is less than the Fair Market Value of a share of Common Stock on the date of grant of the Option. Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom) and shall be so interpreted and construed.

Section 16.10 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 16.11 Other Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 16.12 Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 16.13 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

Section 16.14 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 16.15 No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 16.16 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 16.17 Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Stockholders’ Agreement, if any. The terms of the Award Agreements utilized under the Plan need not be the same.

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN
CONSULTANT RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT made as of ___________, 200_, by and between Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), and ___________________ (the “Awardee”).

WITNESSETH:

WHEREAS, the Company has adopted the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the award to the Awardee of shares of Restricted Stock (“Restricted Shares”) under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:

1.	Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meanings as set forth in the Plan.

2.	Award of Restricted Shares.

The Committee hereby awards to the Awardee [insert # of shares] Restricted Shares. All such Restricted Shares shall be subject to the restrictions and forfeiture provisions contained in Sections 4, 5 and 6, such restrictions and forfeiture provisions to become effective immediately upon execution of this Agreement by the parties hereto.

3.	Stock Certificates.

The Awardee hereby acknowledges that ______ stock certificates for Restricted Shares are hereby awarded to the Awardee hereunder, each bearing the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of an Agreement entered into between the registered owner and Cyalume Technologies Holdings, Inc., effective as of ______________, 200_. Copies of such Agreement are on file in the offices of the Secretary, Cyalume Technologies Holdings, Inc., 96 Windsor Street, West Springfield, MA 01089.

4.	Vesting.

Subject to Section 9, the Restricted Shares shall vest, no longer be subject to Restrictions and become transferable pursuant to the terms of the Plan pursuant to the following schedule:

Insert Vesting Schedule

5.	Termination of Consultant Status.

Sections 6.3 and 6.4 of the Plan shall control.

6.	Restriction on Transferability.

Subject to Section 9, the Restricted Shares shall not be transferable unless and until (and solely to the extent) the Awardee satisfies the vesting requirements contained in Section 4.

7.	Voting and Dividend Rights.

The Awardee shall have the voting and dividend rights of a stockholder of Common Stock with respect to the Restricted Shares; provided, however, that dividends paid in shares of Common Stock shall be deposited with the Company, together with a stock power endorsed in blank or other appropriate instrument of transfer and shall be subject to the same Restrictions as the Restricted Shares.

8.	Regulation by the Committee.

This Agreement and the Restricted Shares shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Awardee.

9.	Change of Control.

Notwithstanding the vesting requirements contained in Section 4 and the transfer restrictions contained in Section 6, upon a Change of Control, all of the Restricted Shares shall automatically become fully vested, no longer subject to Restrictions and freely transferable, in each case as of the date of such Change of Control.

10.	Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would impair the Awardee's rights or entitlements with respect to the Restricted Shares shall be effective without the prior written consent of the Awardee.

11.	Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

12.	Effective Date of Grant.

The award of each Restricted Share shall be effective as of the date first written above.

13.	Awardee Acknowledgment.

By executing this Agreement, the Awardee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:

Its:

, Awardee

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN
DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT made as of ___________, 200_, by and between Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), and ___________________ (the “Awardee”).

WITNESSETH:

WHEREAS, the Company has adopted the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the award to the Awardee of shares of Restricted Stock (“Restricted Shares”) under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:

1.	Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meanings as set forth in the Plan.

2.	Award of Restricted Shares.

The Committee hereby awards to the Awardee [insert # of shares] Restricted Shares. All such Restricted Shares shall be subject to the restrictions and forfeiture provisions contained in Sections 4, 5 and 6, such restrictions and forfeiture provisions to become effective immediately upon execution of this Agreement by the parties hereto.

3.	Stock Certificates.

The Awardee hereby acknowledges that _______ stock certificates for Restricted Shares are hereby awarded to the Awardee hereunder, each bearing the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of an Agreement entered into between the registered owner and Cyalume Technologies Holdings, Inc., effective as of ___________, 200_. Copies of such Agreement are on file in the offices of the Secretary, Cyalume Technologies Holdings, Inc., 96 Windsor Street, West Springfield, MA 01089.

4.	Vesting.

Subject to Section 9, the Restricted Shares shall vest, no longer be subject to Restrictions and become transferable pursuant to the terms of the Plan pursuant to the following schedule:

Insert Vesting Schedule

5.	Termination of Director Status.

Sections 6.2 and 6.4 of the Plan shall control.

6.	Restriction on Transferability.

Subject to Section 9, the Restricted Shares shall not be transferable unless and until (and solely to the extent) the Awardee satisfies the vesting requirements contained in Section 4.

7.	Voting and Dividend Rights.

The Awardee shall have the voting and dividend rights of a stockholder of Common Stock with respect to the Restricted Shares; provided, however, that dividends paid in shares of Common Stock shall be deposited with the Company, together with a stock power endorsed in blank or other appropriate instrument of transfer and shall be subject to the same Restrictions as the Restricted Shares.

8.	Regulation by the Committee.

This Agreement and the Restricted Shares shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Awardee.

9.	Change of Control.

Notwithstanding the vesting requirements contained in Section 4 and the transfer restrictions contained in Section 6, upon a Change of Control, all of the Restricted Shares shall automatically become fully vested, no longer subject to Restrictions and freely transferable, in each case as of the date of such Change of Control.

10.	Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would impair the Awardee's rights or entitlements with respect to the Restricted Shares shall be effective without the prior written consent of the Awardee.

11.	Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

12.	Effective Date of Award.

The award of each Restricted Share under this Agreement shall be effective as of the date first written above.

13.	Awardee Acknowledgment.

By executing this Agreement, the Awardee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:

Its:

, Awardee

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN
EMPLOYEE RESTRICTED STOCK AWARD AGREEMENT

THIS AGREEMENT made as of ___________, 200_, by and between Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), and ___________________ (the “Awardee”).

WITNESSETH:

WHEREAS, the Company has adopted the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the award to the Awardee of shares of Restricted Stock (“Restricted Shares”) under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Awardee hereby agree as follows:

1.	Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meanings as set forth in the Plan.

2.	Award of Restricted Shares.

The Committee hereby awards to the Awardee [insert # of shares] Restricted Shares. All such Restricted Shares shall be subject to the restrictions and forfeiture provisions contained in Sections 4, 5 and 6, such restrictions and forfeiture provisions to become effective immediately upon execution of this Agreement by the parties hereto.

3.	Stock Certificates.

The Awardee hereby acknowledges that ______ stock certificates for Restricted Shares are hereby awarded to the Awardee hereunder, each bearing the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of an Agreement entered into between the registered owner and Cyalume Technologies Holdings, Inc., effective as of ______________, 200__. Copies of such Agreement are on file in the offices of the Secretary, Cyalume Technologies Holdings, Inc., 96 Windsor Street, West Springfield, MA 01089.

4.	Vesting.

Subject to Section 9, the Restricted Shares shall vest, no longer be subject to Restrictions and become transferable pursuant to the terms of the Plan pursuant to the following schedule:

Insert Vesting Schedule

5.	Termination of Employment.

Sections 6.2 and 6.4 of the Plan shall control.

6.	Restriction on Transferability.

Subject to Section 9,the Restricted Shares shall not be transferable unless and until (and solely to the extent) the Awardee satisfies the vesting requirements contained in Section 4.

7.	Voting and Dividend Rights.

The Awardee shall have the voting and dividend rights of a stockholder of Common Stock with respect to the Restricted Shares; provided, however, that dividends paid in shares of Common Stock shall be deposited with the Company, together with a stock power endorsed in blank or other appropriate instrument of transfer and shall be subject to the same Restrictions as the Restricted Shares.

8.	Regulation by the Committee.

This Agreement and the Restricted Shares shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Awardee.

9.	Change of Control.

Notwithstanding the vesting requirements contained in Section 4 and the transfer restrictions contained in Section 6, upon a Change of Control, all of the Restricted Shares shall automatically become fully vested, no longer subject to Restrictions and freely transferable, in each case as of the date of such Change of Control.

10.	Withholding.

If the Company or an Affiliate shall be required to withhold any amounts in connection with the Awardee’s Restricted Stock Award by reason of any federal, state or local tax rules or regulations, the Company or Affiliate shall be entitled to deduct and withhold such amounts.

11.	Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would impair the Awardee’s rights or entitlements with respect to the Restricted Shares shall be effective without the prior written consent of the Awardee.

12.	Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

13.	Effective Date of Award.

The award of each Restricted Share under this Agreement shall be effective as of the date first written above.

14.	Awardee Acknowledgment.

By executing this Agreement, the Awardee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:

Its:

, Awardee

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN
STOCK OPTION AGREEMENT
CONSULTANT NON-QUALIFIED STOCK OPTION

THIS AGREEMENT made as of __________, 200_, by and between Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), and ________________ (the “Optionee”).

WITNESSETH:

WHEREAS, the Company has adopted the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:

1.	Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.

2.	Grant of Option.

The Board hereby grants to the Optionee an option to purchase [insert # of shares] shares of the Company’s Common Stock (“Shares”) for an Option price per Share equal to [insert price] (not less than the Fair Market Value of a Share on the date of the grant of the Option) (the “Option”).

3.	Option Terms and Exercise Period.

(a) The Option shall be exercised, and payment by the Optionee of the Option price shall be made, pursuant to the terms of the Plan.

(b) All or any part of the Option may be exercised by the Optionee no later than the tenth (10th) anniversary of the date of this Agreement.

(c) This Agreement and the Option shall terminate on the earlier of (i) the tenth (10th) anniversary of the date of this Agreement, or (ii) the date as of which the Option has been fully exercised.

4.	Vesting.

Subject to Section 10, the Option shall vest and become exercisable pursuant to the following schedule:

Insert Vesting Schedule

5.	Termination of Consultant Status.

Sections 6.3 and 6.4 of the Plan shall control.

6.	Restrictions on Transfer of Option.

This Agreement and the Option shall not be transferable otherwise than (a) by will or by the laws of descent and distribution or (b) by gift to any Family Member of the Optionee, and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee, except on account of the Optionee’s Permanent and Total Disability or death, and solely by the transferee in the case of a transfer by gift to a Family Member of the Optionee.

7.	Exercise of Option.

(a) The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.

(b) Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.

8.	Regulation by the Committee.

This Agreement and the Option shall be subject to any administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom any portion of the Option has been transferred by will, by the laws of descent and distribution or by gift to a Family Member of the Optionee.

9.	Rights as a Stockholder.

The Optionee shall have no rights as a stockholder with respect to Shares subject to the Option until certificates for Shares of Common Stock are issued to the Optionee.

10.	Change of Control.

Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, the Option shall automatically become fully vested and exercisable as of the date of such Change of Control.

11.	Reservation of Shares.

With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.

12.	Delivery of Share Certificates.

Within a reasonable time after the exercise of the Option the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.

13.	Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee.

14.	Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

15.	Effective Date of Grant.

The Option shall be effective as of the date first written above.

16.	Optionee Acknowledgment.

By executing this Agreement, the Optionee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:

Its:

, Optionee

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN
STOCK OPTION AGREEMENT
DIRECTOR NON-QUALIFIED STOCK OPTION

THIS AGREEMENT made as of __________, 200_, by and between Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), and ________________ (the “Optionee”).

WITNESSETH:

WHEREAS, the Company has adopted the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:

1.	Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.

2.	Grant of Option.

The Committee hereby grants to the Optionee an option to purchase [insert # of shares] shares of the Company’s Common Stock (“Shares”) for an Option price per Share equal to [insert price] (not less than the Fair Market Value of a Share on the date of the grant of the Option) (the “Option”).

3.	Option Terms and Exercise Period.

(a) The Option shall be exercised, and payment by the Optionee of the Option price shall be made, pursuant to the terms of the Plan.

(b) All or any part of the Option may be exercised by the Optionee no later than the tenth (10th) anniversary of the date of this Agreement.

(c) This Agreement and the Option shall terminate on the earlier of (i) the tenth (10th) anniversary of the date of this Agreement or (ii) the date the Option is fully exercised.

4.	Vesting.

Subject to Section 10, the Option shall vest and become exercisable pursuant to the following schedule:

Insert Vesting Schedule

5.	Termination of Director Status.

Sections 6.2 and 6.4 of the Plan shall control.

6.	Restrictions on Transfer of Option.

This Agreement and the Option shall not be transferable otherwise than (a) by will or by the laws of descent and distribution or (b) by gift to any Family Member of the Optionee, and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee, except on account of the Optionee’s Permanent and Total Disability or death, and solely by the transferee in the case of a transfer by gift to a Family Member of the Optionee.

7.	Exercise of Option.

(a) The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.

(b) Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.

8.	Regulation by the Committee.

This Agreement and the Option shall be subject to any administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom any portion of the Option has been transferred by will, by the laws of descent and distribution or by gift to a Family Member of the Optionee.

9.	Rights as a Stockholder.

The Optionee shall have no rights as a stockholder with respect to Shares subject to the Option until certificates for Shares of Common Stock are issued to the Optionee.

10.	Change of Control.

Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, the Option shall automatically become fully vested and exercisable as of the date of such Change of Control.

11.	Reservation of Shares.

With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.

12.	Delivery of Share Certificates.

Within a reasonable time after the exercise of the Option the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.

13.	Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee.

14.	Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

15.	Effective Date of Grant.

The Option shall be effective as of the date first written above.

16.	Optionee Acknowledgment.

By executing this Agreement, the Optionee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:

Its:

, Optionee

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN
STOCK OPTION AGREEMENT
EMPLOYEE NON-QUALIFIED STOCK OPTION

THIS AGREEMENT made as of __________, 200_, by and between Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), and ________________ (the “Optionee”).

WITNESSETH:

WHEREAS, the Company has adopted the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:

1.	1. Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.

2.	Grant of Option.

The Committee hereby grants to the Optionee an option to purchase [insert # of shares] shares of the Company’s Common Stock (“Shares”) for an Option price per Share equal to [insert price] (not less than the Fair Market Value of a Share on the date of the grant of the Option) (the “Option”). The Option is intended by the Committee to be a Non-Qualified Stock Option and the provisions hereof shall be interpreted on a basis consistent with such intent.

3.	Option Terms and Exercise Period.

(a) The Option shall be exercised, and payment by the Optionee of the Option price shall be made, pursuant to the terms of the Plan.

(b) All or any part of the Option may be exercised by the Optionee no later than the tenth (10th) anniversary of the date of this Agreement.

(c) This Agreement and the Option shall terminate on the earlier of (i) the tenth (10th) anniversary of the date of this Agreement, or (ii) the date as of which the Option has been fully exercised.

4.	Vesting.

Subject to Section 10, the Option shall vest and become exercisable pursuant to the following schedule:

Insert Vesting Schedule

5.	Termination of Employment.

Sections 6.2 and 6.4 of the Plan shall control.

6.	Restrictions on Transfer of Option.

This Agreement and the Option shall not be transferable otherwise than (a) by will or by the laws of descent and distribution or (b) by gift to any Family Member of the Optionee, and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee, except on account of the Optionee’s Permanent and Total Disability or death, and solely by the transferee in the case of a transfer by gift to a Family Member of the Optionee.

7.	Exercise of Option.

(a) The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.

(b) Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.

8.	Regulation by the Committee.

This Agreement and the Option shall be subject to the administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom any portion of the Option has been transferred by will, by the laws of descent and distribution or by gift to a Family Member of the Optionee.

9.	Rights as a Stockholder.

The Optionee shall have no rights as a stockholder with respect to Shares subject to the Option until certificates for Shares of Common Stock are issued to the Optionee.

10.	Change of Control.

Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, the Option shall automatically become fully vested and exercisable as of the date of such Change of Control.

11.	Reservation of Shares.

With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.

12.	Delivery of Share Certificates.

Within a reasonable time after the exercise of the Option the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.

13.	Withholding.

In the event the Optionee elects to exercise the Option (or any part thereof) , if the Company or an Affiliate shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares to the Optionee, the Company or Affiliate shall be entitled to deduct and withhold such amounts.

14.	Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162 (m) of the Code and applicable interpretive authority thereunder).

15.	Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

16.	Effective Date of Grant.

The Option shall be effective as of the date first written above.

17.	Optionee Acknowledgment.

By executing this Agreement, the Optionee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:

Its:

, Optionee

CYALUME TECHNOLOGIES HOLDINGS, INC.
2009 OMNIBUS SECURITIES AND INCENTIVE PLAN
STOCK OPTION AGREEMENT
INCENTIVE STOCK OPTION

THIS AGREEMENT made as of __________, 200_, by and between Cyalume Technologies Holdings, Inc., a Delaware corporation (the “Company”), and ________________ (the “Optionee”).

WITNESSETH:

WHEREAS, the Company has adopted the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan (the “Plan”) for the benefit of its employees, nonemployee directors and consultants and the employees, nonemployee directors and consultants of its affiliates, and

WHEREAS, the Committee has authorized the grant to the Optionee of an Option under the Plan, on the terms and conditions set forth in the Plan and as hereinafter provided,

NOW, THEREFORE, in consideration of the premises contained herein, the Company and the Optionee hereby agree as follows:

1.	Definitions.

Terms used in this Agreement which are defined in the Plan shall have the same meaning as set forth in the Plan.

2.	Grant of Option.

The Committee hereby grants to the Optionee an option to purchase [insert # of shares] shares of the Company’s Common Stock (“Shares”) for an Option price per Share equal to [insert price] (not less than the Fair Market Value of a Share on the date of the grant of the Option and not less than one hundred ten percent (110%) of the Fair Market Value of a Share if the Optionee is a Ten Percent Stockholder) (the “Option”). The Option is intended by the Committee to be an Incentive Stock Option and the provisions hereof shall be interpreted on a basis consistent with such intent.

3.	Option Terms and Exercise Period.

(a) The Option shall be exercised, and payment by the Optionee of the Option price shall be made, pursuant to the terms of the Plan.

(b) All or any part of the Option may be exercised by the Optionee no later than ten (10) years (five (5) years if the Optionee is a Ten Percent Stockholder) after the date of this Agreement.

(c) This Agreement and the Option shall terminate on the earlier of (i) the (10th) anniversary (no later than the tenth anniversary) (the fifth (5th) anniversary if the Optionee is a Ten Percent Stockholder) of the date of this Agreement, or (ii) the date as of which the Option has been fully exercised.

4.	Vesting.

Subject to Section 10, the Option shall vest and become exercisable pursuant to the following schedule:

Insert Vesting Schedule

5.	Termination of Employment.

Sections 6.2 and 6.4 of the Plan shall control.

6.	Restrictions on Transfer of Option.

This Agreement and the Option shall not be transferable otherwise than by will or by the laws of descent and distribution, and the Option shall be exercisable, during the Optionee’s lifetime, solely by the Optionee, except on account of the Optionee’s Permanent and Total Disability or death.

7.	Exercise of Option.

(a) The Option shall become exercisable at such time as shall be provided herein or in the Plan and shall be exercisable by written notice of such exercise, in the form prescribed by the Committee, to the Secretary of the Company, at its principal office. The notice shall specify the number of Shares for which the Option is being exercised.

(b) Shares purchased pursuant to the Option shall be paid for in full at the time of such purchase in cash, in Shares, including Shares acquired pursuant to the Plan, or part in cash and part in Shares. Shares transferred in payment of the Option price shall be valued as of the date of transfer based on their Fair Market Value.

8.	Regulation by the Committee.

This Agreement and the Option shall be subject to any administrative procedures and rules as the Committee shall adopt. All decisions of the Committee upon any question arising under the Plan or under this Agreement, shall be conclusive and binding upon the Optionee and any person or persons to whom any portion of the Option has been transferred by will or by the laws of descent and distribution.

9.	Rights as a Stockholder.

The Optionee shall have no rights as a stockholder with respect to Shares subject to the Option until certificates for Shares of Common Stock are issued to the Optionee.

10.	Change of Control.

Notwithstanding the vesting requirements contained in Section 4, upon a Change of Control, the Option shall automatically become fully vested and exercisable as of the date of such Change of Control.

11.	Reservation of Shares.

With respect to the Option, the Company hereby agrees to at all times reserve for issuance and/or delivery upon payment by the Optionee of the Option price, such number of Shares as shall be required for issuance and/or delivery upon such payment pursuant to the Option.

12.	Delivery of Share Certificates.

Within a reasonable time after the exercise of the Option, the Company shall cause to be delivered to the Optionee, his or her legal representative or his or her beneficiary, a certificate for the Shares purchased pursuant to the exercise of the Option.

13.	Withholding.

In the event the Optionee elects to exercise the Option (or any part thereof), if the Company or an Affiliate shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares to the Optionee, the Company or Affiliate shall be entitled to deduct and withhold such amounts.

14.	Amendment.

The Committee may amend this Agreement at any time and from time to time; provided, however, that no amendment of this Agreement that would materially and adversely impair the Optionee’s rights or entitlements with respect to the Option shall be effective without the prior written consent of the Optionee (unless such amendment is required in order to cause the Award hereunder to qualify as “performance-based” compensation within the meaning of Section 162 (m) of the Code and applicable interpretive authority thereunder).

15.	Plan Terms.

The terms of the Plan are hereby incorporated herein by reference.

16.	Effective Date of Grant.

The Option shall be effective as of the date first written above.

17.	Optionee Acknowledgment.

By executing this Agreement, the Optionee hereby acknowledges that he or she has received and read the Plan and this Agreement and that he or she agrees to be bound by all of the terms of both the Plan and this Agreement.

ATTEST:

CYALUME TECHNOLOGIES HOLDINGS, INC.

By:

Its:

, Optionee

PROXY

CYALUME TECHNOLOGIES HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Derek Dunaway or Michael Bielonko, individually, as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 on June 18, 2009 at 9:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

The Board of Directors recommends that you vote “FOR” each proposal.

1.	Election of Directors
	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below	☐

Winston J. Churchill, Yaron Eitan, Archie Clemins, Doron Cohen, Thomas G. Rebar, Joseph T. Gorman, Daniel Gaspar, Jason Epstein, General (Ret.) Jack Keane, Yair Shamir and Frank Kline.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

2.	To approve the Company’s 2009 Omnibus Securities and Incentive Plan, which provides for the grant of options, stock appreciation rights, performance share awards, performance share units, distribution equivalent rights, restricted stock awards and unrestricted stock awards in an amount equal to 2,000,000 shares of common stock, to officers, employees, directors and consultants of the Company or its affiliates.
	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Ratification of the appointment of CCR LLP as independent auditors.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees, FOR the approval of the appointment of CCR LLP as the independent auditors of the Company and FOR approval of the Cyalume Technologies Holdings, Inc. 2009 Omnibus Securities and Incentive Plan.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

DATED:  , 2009

Signature

Signature if held jointly

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)